TeamHealth (NYSE: TMH) Investor Presentation January 2010 Exhibit 99.1

Forward looking statement
Statements made in this presentation that are not historical facts and that reflect the current view of Team Health Holdings, Inc. (the “Company”) about future events and financial performance are hereby identified as “forward looking statements.” Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,”
“expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions and include references to assumptions that we believe are reasonable and relate to our future prospects, developments and business strategies. The Company cautions participants in this presentation that such “forward looking statements,” including without limitation, those relating to the Company’s future business prospects, revenues, working capital, professional liability expense, liquidity, capital needs, interest costs and income, wherever they occur in this presentation or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements, include but are not limited to those factors detailed from time to time in the Company’s filings with the Securities and
Exchange Commission.
The Company disclaims any intent or obligation to update “forward looking statements” made in this presentation to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

Our Company
Our Service Offerings
•
One of the leading providers of outsourced
emergency department staffing as well as
management and other services
–
Founded in 1979
–
Serves ~560 hospital clients in 48 states
–
Affiliated with ~6,200 healthcare
professionals
•
79% of 2008 net revenues
(1)
from ED and
hospital medicine
•
98% client retention rate
(2)
•
95% physician retention rate
(2)
•
Experienced management team
•
IPO completed December 2009 (NYSE:TMH)
Specialty
Services
Pediatrics
Radiology
Hospital
Medicine
Locum
Tenens
Military
Staffing
Emergency
Medicine
(1) Represents net revenues less provision for uncollectibles.
(2) Based on LTM as of September 30, 2009, calculated as full year 2008, minus 9 months ended 9/30/08, plus 9 months ended 9/30/09.
Anesthesia

•
Strong and stable financial profile with attractive revenue, EBITDA, and free cash flow growth
•
Long-term relationships generating recurring contractual revenue
•
Ability to leverage existing platform to support growth
Investment Highlights
Attractive Financial Platform Supporting Future Growth
•
Leading outsourced market position
•
Favorable industry dynamics
•
Outstanding reputation augmented by an
attractive client base
•
Experienced management team
•
Regional operating model supported by a
national infrastructure
•
Significant investment in proprietary
information systems and processes
•
Standardized best practices
Compelling value proposition drives and sustains long-term growth
Leading ED Management Company
Scalable Infrastructure

Number of ED Patient Visits (Millions)
Emergency Departments

TEAMHealth

Leading Market Share with Favorable Industry Dynamics
~3,000 Outsourced
EDs
Team Health
9%
Regional
Groups
23%
Local Groups
52%
National Groups: 25%
67% Outsourced
~4,900 Community Hospitals
Growth in ED Patient Visits
(2)
ED Market
(1)
93
95
100
103
106
110
111
113
115
118
121
80
85
90
95
100
105
110
115
120
125
97 98 99 00 01 02 03 04 05 06 07
4,400
4,500
4,600
4,700
4,800
4,900
5,000
ED Visits Emergency Departments
~4,500 Hospitals
with EDs
(1)   Management estimates
(2)   American Hospital Association

CRITICAL TO THE HOSPITAL'S SUCCESS
DIFFICULT TO RECRUIT AND RETAIN HIGH QUALITY PHYSICIANS
TEAMHealth
CHALLENGING OPERATING ENVIRONMENT
LACK OF RESOURCES TO DRIVE PERFORMANCE

TEAMHealth

Why Hospitals Outsource the Emergency Department
•
Complex and constantly
changing regulatory and
reimbursement environment
•
Need to improve quality and
efficiency of care, while driving
down costs
•
Improve patient throughput
times
•
Drive patient satisfaction
•
Increase third party quality
outcome measures
•
Improve patient safety
•
Lack of infrastructure to
recruit and retain
physicians
•
Need to focus on other
challenges facing the
hospital
•
Entry point for the majority of
hospital admissions
•
Drives market share for the
hospital
•
Has significant impact on image
of hospital in the community

PHYSICIANS
HOSPITALS
TEAMHealth
PATIENTS

[redacted]

[redacted]

TEAMHealth

•
Stable practice
opportunities in well
regarded hospitals
•
Competitive compensation
packages
•
Comprehensive practice
management support
•
Continuing medical
education
•
Opportunities for career
advancement
•
Long and outstanding
reputation:
–
High quality physicians
–
Low physician turnover
–
High contract retention
–
High quality patient care
and satisfaction
–
Financial stability
•
Customized approach for each
hospital
•
Accountability for measurable
outcomes
•
Significant resources and
support
Our Value Proposition
Physicians Hospitals
98% Contract
Retention Rate
95% Physician
Retention Rate
Patients
•
Outstanding quality care
•
Comprehensive risk
management program
•
Focus on patient satisfaction

Manage and administer benefits
Deliver outstanding quality of care efficiently
Work in collaboration with Emergency Departments
TEAMHealth

TEAMHealth

Our Proven Business Model Delivers Value to Multiple
Constituents
Payors
(Commercial,
Medicaid, Medicare,
Contract, Self-Pay,
Subsidy)
Patients
Physicians &
Other Clinicians
Bill
Receive payments
•Recruit & retain
•Provide comprehensive services
Client contract
Hospitals

Regional Operating Model Supported by
a National Infrastructure
Scalable infrastructure drives operating efficiencies
9.5%
9.3%
8.8%
8.8%
8.7%
FY 2006 FY 2007 FY 2008 9/30/2008
YTD
9/30/2009
YTD
Favorable SG&A Margin Trend
Drives Operating Efficiencies
•
Favorable SG&A margin trend since 2006
•
Regional operating units are structured to
absorb future growth
•
13 regional operating units with local
market knowledge
•
Centralized infrastructure
•
Three billing centers that process
8.2 million patient claims / year
•
One IT platform across the
enterprise
•
Consolidated corporate functions
such as Accounting, Payroll,
Human Resources
Investment in Infrastructure

TEAMHealth

Admitted & Discharged

TEAMHealth
PHYSICIAN DOCUMENTATION

2009 Influenza Pandemic
June 30, 2009

Healthy Leadership
Self Care Management

TEAMHealth®

Significant Investment in Proprietary Systems and Processes…
ED Dashboard
Physician Information Systems
Patient Satisfaction Monitoring
Healthy Leadership
Influenza Pandemic
Physician Documentation Guidelines
Online CME Activities
Minefield Navigator
Resources for ED Management Education Risk Management
TH ED Listserve Emergency Cardiac Care Risk Management Alerts
Nurse 411 Policies and Procedures ENERGY Modules
Administrative Patient Safety Goals
Clinical Suicide Prevention
Tools Recretional Water Illnesses
Wellness Tips
Patient Education
Influenza Pandemic
TeamHealth Client
Patient Disposition
For DOS Between 2008/Oct - 2009/Sep
Benchmark 2006 CDC National Average (updated as published) Source National Hospital Ambulatory Medical Care Survey : 2006 Emergency Department Survey
AMA
0.0%
0.5%
1.0%
1.5%
Benchmark Facility
LPMSE
0.0%
1.0%
2.0%
3.0%
Benchmark Facility
Expired
0.00%
0.10%
0.20%
0.30%
Benchmark Facility
Transferred
1.88%
1.90%
1.92%
1.94%
Benchmark Facility
Report Facts
-LPMSE (Left Prior to Medical Screening Exam) is tracked in Medical Records Tracking System (MRTS)
-Data is rounded so totals may exceed 100%
Admitted
0.0%
5.0%
10.0%
15.0%
20.0%
Benchmark Facility
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
AMA 0.842% 0.977% 0.920% 0.805% 0.805% 0.875% 1.235% 0.861% 0.644% 0.621% 0.099% 0.590%
LPMSE
0.421% 1.832% 0.960% 0.762% 0.762% 0.875% 0.674% 1.377% 0.871% 1.133% 1.068% 2.131%
Expired
0.126% 0.000% 0.000% 0.042% 0.042% 0.036% 0.075% 0.034% 0.000% 0.037% 0.038% 0.098%
Transferred 0.190% 2.036% 2.201% 1.737% 1.737% 1.676% 1.796% 1.756% 1.629% 2.338% 2.136% 1.934%
Admitted 17.607% 19.055% 19.128% 20.880% 20.288% 18.768% 18.189% 17.424% 18.258% 18.122% 16.857% 16.197%
Discharged
79.360% 77.565% 77.271% 76.747% 76.747% 78.499% 78.630% 79.821% 79.091% 78.663% 79.863% 81.115%
2008 / Oct 2008 / Nov 2008 / Dec 2009 / Jan 2009 / Feb 2009 / Mar 2009 / Apr 2009 / May 2009 / Jun 2009 / Jul 2009 / Aug 2009 / Sep
Five Stars Essentials
Caring 1. Established ED Culture
2. Implemented Departmental Rounding
3. Inform
Comfort 1. Pain
2. Comfort Rounds
3. Housekeeping Protocols
Clinical &
Operational
Effectiveness
1. Nursing / Triage Protocols
2. Efficient Throughput
3. Quality Initiatives and Patient Safety
Communication
1. ED Commnucations
2. Satisfaction Metrics
3. Patient Call Back
4. Complaint Management
…focused on best practices, standardized processes and procedures, minimizing liability risks and improving operating efficiencies

Comprehensive and Effective Risk Management…
+
+
Patient Safety
Initiatives
Claims Management
Right Clients
+
+
Professional Liability Cost as Percent of Total
Net Revenue
(1)
6.6%
6.0%
4.8%
4.5%
4.3%
3.8%
3.5%
2003 2004 2005 2006 2007 2008 YTD
9/30/09
…leading to favorable loss trends
(1) Professional liability cost excludes favorable actuarial adjustments associated with prior periods, including $1.6 million and $7.6 million in 2004 and 2005, respectively. Net revenue represents net revenues less provision for uncollectibles.

12 Increase Revenue from Existing Clients Leverage Value Proposition to Drive Growth Pursue Selective Acquisitions Pursue Opportunities in Adjacent Markets Win New Contracts

Attractive client base
Revenue Cycle
Performance
5.7%
9.0%
4.3%
9.3%
4.5%
5.9%
4.5%
5.7%
2002 2003 2004 2005 2006 2007 2008 YTD
9/30/09
(1)    Represents growth in same contract net revenues less provision for uncollectibles.
Increase Revenue from Existing Clients
Same contract revenue growth
Attractive clients and revenue cycle performance drive sustainable organic growth
X X
X
= =
=
Patient
volumes
Revenue
per Visit
Same contract
growth
1

•
Large and highly fragmented market
–
3,000 EDs outsourced
–
Regional and local groups – 75% of outsourced EDs
•
Hospitals continue to face fiscal and operating pressures
•
Customized solutions through people, technology, and experience
•
$100 million annually generated from new contract revenue
•
Dedication of significant incremental resources to sales effort
•
Strong pipeline volume and competitive position
Win New Contracts
Disciplined approach to sales – right clients, right terms

• Established track record of acquisitions and seamless integration
• Solidifies existing market share/new market entry
• Adhere to strict set of criteria:
– Good cultural fit
– Accretive to earnings
– Opportunity for immediate financial improvement
• Expanded dedicated M&A team resources
• Recent M&A activity
– Emergency Physicians of Naples – November 30, 2009
• Robust pipeline
Pursue Selective Acquisitions in Core ED Markets
Growth opportunity in highly fragmented markets

•
58% of community hospitals have hospital medicine programs
•
83% of hospitals > 200 beds have hospital medicine programs
•
2    largest hospitalist provider
•
Technological advancements
•
Aging population
•
Inadequate supply of radiologists
•
Increase in surgical procedures
•
Highly fragmented market
•
Inadequate supply of anesthesiologists
•
Acquired Anesthetix – December 31, 2009
Pursue Opportunities in Adjacent Markets
•
Insufficient supply of physicians across specialties
•
Acquired Psychiatrists Only LLC – December 31, 2009
Hospitalist
Market
$8 BN
Radiology
Market
$16 BN
Anesthesia
Market
$15 BN
Locum Tenens
$1.5 BN
Source: Management estimates.
nd

17 Financial Overview

Financial Highlights and Overview
• $40 million in 2008 and $74 million for YTD 2009
• Free cash flow CAGR: 48.1%
(3)(4)
Strong Financial
Performance
Significant Free
Cash Flow
(3)
Stable Financial
Profile
• Net revenues
(1)
of $1.4 billion and adjusted EBITDA (excluding favorable
actuarial adjustments associated with prior periods) of $142 million as of
LTM
(2)
9/30/09
• Revenue CAGR: 8.7%
(3)
• Adjusted EBITDA CAGR: 7.6%
(3)
• Improving SG&A margin trends delivering operating leverage
– 8.8% of revenues in 2008 vs. 9.5% in 2006
• $198 million of available liquidity (as adjusted for the IPO and the use of proceeds by the Company)
• No debt maturities until December 2012
(1) Represents net revenues less provision for uncollectibles.
(2) LTM is calculated as full year 2008, minus 9 months ended 9/30/08, plus 9 months ended
9/30/09.
(3) CAGR’s represent 2006 to 9/30/09 LTM.
(4) Free Cash Flow = Net cash provided by operating activities less capital expenditures and change in investments at insurance subsidiary.
(5) Reflects cash and cash equivalents, as adjusted for the IPO, of $80.3 million plus $117.5 million of available funds under the Company’s revolving credit facility.
(5)

7.5% Growth

18.8% Growth

50.9% Growth

TEAMHealth

2006 2007 2008 9/30/09
LTM
9/30/08
YTD
9/30/09
YTD
2006 2007 2008 9/30/09
LTM
9/30/08
YTD
9/30/09
YTD
Historical Financial Performance
2006 2007 2008 9/30/09
LTM
9/30/08
YTD
9/30/09
YTD
Note: CAGR represents 2006 – LTM 09/30/09 (LTM is calculated as full year 2008, minus 9 months ended
9/30/08, plus 9 months ended 9/30/09). Net revenue represents net revenues less provision for uncollectibles. Adjusted EBITDA excludes favorable actuarial adjustments associated with prior periods.
$1,095
$114
$1,232
$121
$1,331
$100
Net Revenue Adjusted EBITDA
$1,000
$123
$1,075
$118
Free Cash Flow
$42
$49
$65
$74
CAGR: 8.7%
$20
$1,406
$142
$40
Margin:   10.4%   9.8%   9.2%  10.1%             10.0%  11.0%
CAGR: 7.6% CAGR: 48.1%

Long -Term Relationships Generating Recurring
Contractual Revenue
ED Contract Longevity
0-2 Years,
18%
2-4 Years,
19%
4-7 Years,
15%
7-10 Years,
13%
10 Years +,
35%
375 contracts as of 9/30/09
13 year average tenure of top 50 customers by net revenue

Payor Mix by Volume – 09/30/09 YTD
Medicare, 22%
Medicaid, 25%
Self-pay, 22%
Commercial,
29%
Other, 2%
Net Revenue Mix – 09/30/09 YTD
(1)
Fee For Service,
67%
Contract, 31%
Other, 2%
Diversified Payor Mix Provides Stable Revenue Base
(1) Represents net revenues less provision for uncollectibles. Of provision for uncollectibles,
99.9% is allocated to fee for service revenue.

2006 2007 2008
2006 2007 2008
Proven Ability to De-lever
Net Debt / Adjusted EBITDA
(1)
Adjusted EBITDA
(1)
/ Interest
5.6x
5.0x
4.6x
2.0x
2.2x
2.7x
3.5x
3.6x
2.6x
6.5x
Actual           As Adjusted
(2)
9/30/09
Actual            As Adjusted
(2)
9/30/09
(1) Adjusted EBITDA excludes favorable actuarial adjustments associated with prior periods.
(2) Adjusted for the receipt and use of the net proceeds from the IPO. Assumes debt paydown with $183.5 million of primary proceeds at a 6.0% gross spread, with $4.0 million  of other transaction expenses and a 7% redemption premium on existing bonds.

Capitalization
(1) Assumes debt paydown with $183.5 million of primary proceeds at a 6.0% gross spread, with $4.0 million of other transaction expenses and a 7% redemption premium on existing bonds.
(2) Based on LTM Adjusted EBITDA of $141.6 million excluding favorable actuarial adjustments associated with prior periods.
LTM is calculated as full year 2008, minus 9 months ended 9/30/08, plus 9 months ended 9/30/09.
(3) Reflects total debt less cash.
Capitalization Table
(1)
($ in millions)
Actual    As Adjusted
Maturity 9/30/2009 9/30/2009
Cash and Cash Equivalents
$113.0 $80.3
Revolving Line of Credit ($125) Dec. 2011 0.0 0.0
Term Loan Dec. 2012 409.1 409.1
Total Secured Debt
$409.1 $409.1
11.25% Senior Sub Notes Dec. 2013 203.0 45.5
Total Debt
$612.1 $454.6
Shareholders Equity (228.3) (86.5)
Total Capitalization
$383.8 $368.1
Total Debt / Adjusted LTM EBITDA
(2)
4.3x 3.2x
Net Debt
(3)
/ Adjusted LTM EBITDA
(2)
3.5 2.6

•
Strong and stable financial profile with attractive revenue, EBITDA, and free cash flow growth
•
Long-term relationships generating recurring contractual revenue
•
Ability to leverage existing platform to support growth
Investment Highlights
Attractive Financial Platform Supporting Future Growth
•
Leading outsourced market position
•
Favorable industry dynamics
•
Outstanding reputation augmented by an
attractive client base
•
Experienced management team
•
Regional operating model supported by a
national infrastructure
•
Significant investment in proprietary
information systems and processes
•
Standardized best practices
Compelling value proposition drives and sustains long-term growth
Leading ED Management Company
Scalable Infrastructure

25 Appendix

Adjusted EBITDA / Net Earnings Reconciliation and Free
Cash Flow Calculation
Reported Net Earnings to Adjusted EBITDA Reconciliation
($ in millions) 2006 2007 2008 9/30/2008 YTD 9/30/2009 YTD
LTM 09/30/2009
(1)
Net earnings $16.5 $43.3 $44.7 $50.1 $55.2 $49.8
Interest expense, net 57.8 55.2 45.8 34.0 27.7 39.5
Provision for income taxes 13.8 27.7 31.0 33.9 34.2 31.4
Depreciation and amortization 23.3 14.8 17.3 12.6 14.0 18.8
Loss from discontinued operations, net of taxes 7.0 0.6 0.0 0.0 0.0 0.0
Impairment of intangibles 0.0 0.0 9.1 0.0 0.0 9.1
Management fee and other expenses 3.7 4.1 3.6 2.7 2.3 3.2
Gain on extinguishment of debt 0.0 0.0 (1.6) 0.0 0.0 (1.6)
Transaction costs 0.0 0.0 2.4 1.8 0.6 1.2
Restricted unit expense 0.6 0.6 0.6 0.4 0.6 0.7
Insurance subsidiary interest income 2.0 2.9 3.3 3.0 2.1 2.4
Severance and other charges 1.2 3.7 1.5 1.3 0.3 0.5
0.0
Adjusted EBITDA $126.0 $152.8 $157.8 $139.9 $137.1 $155.0
Favorable actuarial adjustments associated with prior periods 12.1 32.1 34.9 40.4 18.8 13.4
Adjusted EBITDA
(as further adjusted to exclude favorable
actuarial adjustments associated with prior periods)
$113.9 $120.7 $122.9 $99.5 $118.2 $141.6
Free Cash Flow Calculation
Net cash provided by operating activities (as reported) $49.6 $70.1 $62.0 $62.9 $84.6 $83.7
Capital expenditures (11.3) (12.7) (12.1) (7.3) (5.2) (10.0)
Change in investments at insurance subsidiary (18.3) (15.2) (10.1) (6.3) (5.1) (8.9)
Free Cash Flow $20.0 $42.2 $39.7 $49.2 $74.3 $64.8
Source: Company’s S-1.
(1) LTM is calculated as full year 2008, minus 9 months ended 9/30/08, plus 9 months ended 9/30/09.